UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 26, 2008

America's Car-Mart Inc.
(Exact name of registrant as specified in its charter)

Texas	0-14939	63-0851141
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

802 Southeast Plaza Avenue, Suite 200, Bentonville, Arkansas	72712
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (479) 464-9944

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On June 26, 2008, America's Car-Mart, Inc., a Texas corporation (the "Company") issued a press release announcing its fourth fiscal quarter and fiscal year end 2008 results. The press release contains certain financial, operating and other information for the period ended April 30, 2008. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2., the information contained in this Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, as amended. The Company undertakes no obligation to update or revise this information.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Press release announcing fourth fiscal quarter and fiscal year end 2008 results for the period ending April 30, 2008.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America's Car-Mart Inc. (Registrant)
June 26, 2008 (Date)	/s/ JEFFREY A. WILLIAMS Jeffrey A. Williams Chief Financial Officer and Secretary (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit 99.1	Press release announcing fourth fiscal quarter and fiscal year end 2008 results for the period ending April 30, 2008.